INVESTOR PRESENTATION

FIRST QUARTER 2021

NASDAQ: CCBG

Capital City Bank Group

FORWARD-LOOKING STATEMENT

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, which could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: Our ability to successfully manage interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes, including the Dodd-Frank Act, Basel III, and the ability to repay and qualified mortgage standards; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss provision, deferred tax asset valuation and pension plan; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is now subject to our compliance with real estate markets; changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of harsh weather conditions, including hurricanes, and man-made disasters; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; changes in accounting principles, policies, practices or guidelines; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the Company' others filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

CORPORATE PROFILE

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $3.9B Assets
- Loans HFI: $2.1B/Deposits: $3.4B
- 87% Florida/13% Georgia
- 50/50 Mix of Consumer and Commercial Clients (Deposits)
- $2.1B Assets Under Management



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

57 OFFICES

CORPORATE PROFILE

25 Years

Experienced Management
Average of 25 Years'
Experience with CCBG

Ownership
~58% Retail/42% Institutional
~20% Insider

58/42

$438M

Market Cap[1]
$438 Million

(1) As of 03/31/21

FLORIDA AT A GLANCE

- Highest Migration Rate in U.S.
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Projected Population Change (2021-2026) of 5.9%
- Business-friendly State with No Personal Income Tax

Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation



GROWTH MARKETS

TALLAHASSEE MSA

Total Deposits *(in Thousands)*	$1,426,015
Market Share[1]	15.4%
Market Share Rank[1]	#2
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	4.0%
Projected HH Income Growth[2]	9.6%

MACON MSA

Total Deposits *(in Thousands)*	$120,705
Market Share[1]	2.7%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	1.6%
Projected HH Income Growth[2]	6.5%

GAINESVILLE MSA

Total Deposits *(in Thousands)*	$425,777
Market Share[1]	7.1%
Market Share Rank[1]	#7
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	4.7%
Projected HH Income Growth[2]	12.9%

RURAL COMBINED - 15 Markets[3]

Total Deposits *(in Thousands)*	$1,107,134
Market Share[1][3]	8.4%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 8 of 15 Markets

(1) Source: S&P Global Market Intelligence as of 6/30/2020
(2) Projected Change from 2021-2026 (Nielsen)
(3) Excludes Markets with < 2% Share

DEPOSIT PORTFOLIO DETAIL

Average Deposit Portfolio Composition



43%
31%
15%
8%
3%
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

Deposit Portfolio Highlights

- CAGR[4] of ~ 12.2% DDA, ~ 5.8% MMA/SAV/NOW
- 97% Core Deposit[1] to Total Deposit[2]

Total Deposit Growth



2,372
151
258
325
806
832
2,423
132
251
351
781
908
2,538
114
235
370
805
1,012
2,844
104
236
424
826
1,254
3,239
102
269
492
985
1,389
2017
2018
2019
2020
1Q21

	2017	2018	2019	2020	1Q21
Total Cost of Funds - CCBG[2]	0.16%	0.27%	0.35%	0.16%	0.11%
Total Cost of Funds - Peer[3]	0.53%	0.66%	0.89%	0.69%	0.59%

Noninterest Bearing Deposits · NOW Accounts · Regular Savings Accounts · Money Market Accounts · Certificates of Deposit

(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S+P Market Intelligence)
(4) 2017 to 2021

LOAN PORTFOLIO DIVERSIFICATION

Loan Portfolio[1]
$2,057,727


1%
7%
10%
33%
12%
17%
20%
Commercial R/E
Commercial Loans (2)
Residential R/E
Indirect Auto
Home Equity R/E
Construction R/E
Direct Consumer

Top 10 loans represent 3% of total loans

CRE Composition
$617,561
201% of Tier 1 Capital


3%
1%
10%
22%
64%
Improved Property
Construction
Vacant Land
Condos
Land Development

Improved Property Composition
$394,415


3%
7%
9%
23%
10%
12%
14%
22%
1-4 Residential
Retail
Hotel/Motel
Multi-Family
Office
Other
Industrial/Warehouse
Gas Station/C-Store

(1) 1Q2021-EOM
(2) Includes SBA PPP Round 1 of $143M. SBA Round 2 of $65M.

CREDIT QUALITY

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **12 basis points**
- **Strong credit** quality metrics at March 31, 2021
- 2020 reserve build of **$5.0 million** in response to Pandemic exposure - released **$1.8 million** in Q1, 2021
- Brings ACL coverage to **1.19% of loans** (ex-SBA/PPP)
- COVID-19: **98% of Loans** ($) extended have resumed regularly scheduled payments

Non-Performing Loans
(% of Loans HFI)



$12M
$8M
$4M
$0M
0.45%
$7.1M
0.39%
$6.8M
0.24%
$4.4M
0.29%
$5.9M
0.26%
$5.4M
4Q17
4Q18
4Q19
4Q20
1Q21

Classified Loans
(% of Total Loans HFI)



$35M
$30M
$25M
$20M
$15M
$10M
$5M
0
1.87%
$31M
1.29%
$23M
1.13%
$21M
0.87%
$18M
1.00%
$21M
4Q17
4Q18
4Q19
4Q20
1Q21

Allowance for Credit Losses Activity(1)



$25M
$20M
$15M
$10M
$5M
$0M
$13.3M
$14.2M
$13.9M
$23.8M
$22.0M
2017
2018
2019
2020
1Q21

(000's)	2017	2018	2019	2020	1Q21
Provision for Credit Losses	2,215	2,921	2,027	8,303	(982)
CECL Adoption	-	-	-	3,269	-
Net Charge-Offs	2,338	2,018	2,332	1,907	(522)

Allowance for Credit Losses ("ACL")(1)
ACL Coverage Ratio (Loans HFI)
ACL Coverage Ratio (Loans HFI less SBA PPP)
Net Charge Ratio

(1) HFI Loans only - does not include $3.0M in allowance for unfunded loans at 03/31/21.

STRONG CAPITAL POSITION


Capital To Execute
$400M
$350M
$300M
$250M
$200M
$150M
$100M
$50M
0
2017
2018
2019
2020
1Q21
Risk-Based Capital
Tangible Common Equity
Excess Regulatory Capital


Staying Power
20
15
10
5
0
17.10%
7.09%
9.52%
17.13%
7.58%
9.63%
17.90%
8.06%
10.26%
17.30%
6.25%
9.42%
17.20%
6.13%
9.45%
2017
2018
2019
2020
1Q21
Risk Based Capital - CCBG
Tangible Common Equity - CCBG(1)
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Adjusted Non-GAAP, See Appendix for Reconciliation.

STRATEGIC INITIATIVES: Three Pillars of Execution

DRIVE REVENUES

Generate Loan Growth > Interest Rate Profile > Grow & Diversify Fee Income

DISCIPLINED EXPENSE MANAGEMENT

Committed to Expense Reduction > Efficiency Initiatives in Motion

EFFECTIVELY DEPLOY CAPITAL

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES
Diversified Revenues

INTEREST INCOME[(1)]



2%
1%
5%
5%
7%
9%
10%
11%
20%
30%

$25.5 Million

- Commercial R/E
- Residential R/E
- Commercial Loans
- Indirect Auto
- Home Equity R/E
- Investment Securities
- Construction R/E
- Direct Consumer
- Fees on Loans
- Funds Sold

FEE INCOME[(1)]



6%
10%
12%
14%
58%
54.9%
of Operating
Revenues

$29.8 Million

- Mortgage Banking Revenues - CCHL (51% ownership)
- Deposit Fees
- Bank Card Fees
- Wealth Management Fee
- Other

(1) YTD - 03/31/21

DRIVE REVENUES

Generate Loan Growth

Period End Loans
($ In Millions / % Growth)



$2500
$2000
$1500
$1000
$500
$0
4.6%
$1,561
5.9%
$1,653
7.3%
$1,774
3.5%
$1,836
9.3%
$2,006
10.2%(1)
$2,058
2016
2017
2018
2019
2020
1Q21

	2020	1Q21
SBA PPP Loans - Round 1 Balance	$178M	$143M
SBA PPP Loans - Round 2 Balance		$65M

Growth By Segment[2]



20M
-$10M
0
$20M
$40M
$60M
$80M
$100M
$120M
$140M
$160M
Commercial Loans 66.2%
Construction R/E 12.7%
Commercial R/E 2.0%
Residential R/E 1.3%
Home Equity R/E 2.9%
-11.5% Direct Consumer
-2.1% Indirect Auto
-1.0% Other - LIP

(1) Annualized
(2) 1Q 2020 vs. 1Q 2021

DRIVE REVENUES

Interest Rate Profile

Loan Repricing



18%
34%
21%
11%
8%
5%
3%
Overnight
12 Months(1)
24 Months
36 Months
48 Months
60 Months
>60 Months

Rate Mix



46% Fixed(1)
36% Adjustable
18% Variable
$2,058
(in millions)

- 54% of Loan Portfolio is Variable or Adjustable
- 52% of Loan Portfolio Reprices within One Year

(1) Includes $208 Million SBA/PPP loans

DRIVE REVENUES

Grow and Diversify Fee Income

Fee Income Mix(1)
(In Millions)



$50M
$40M
$30M
$20M
$10M
$0M
$15,478
$1.6M
$3.3M
$2.6M
$3.0M
$5.0M
2020
$29,826
$1.7M
$17.1M
$3.1M
$3.6M
$4.3M
2021
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Revenues
(CCHL - 51% ownership)
Other Fees

Growth Initiatives



Grow Wealth Management Assets
Free to Fee Checking
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Mortgage Originations

(1) YTD - March 31

EXPENSE MANAGEMENT

Continued Focus on Expense Control

Noninterest Expense Trend



$109.4M
$29.3M
$17.8M
$15.8M
$46.2M
$111.5M
$29.0M
$18.5M
$15.9M
$48.1M
$113.6M
$28.9M
$18.4M
$15.6M
$50.7M
$150.0M
$40.0M
$26.2M
$19.9M
$14.8M
$49.1M
$31.0M
$3.0M
$5.8M
$4.7M
$4.0M
$13.5M
$40.5M
$12.5M
$7.3M
$5.1M
$3.4M
$12.1M
2017
2018
2019
2020
1Q20(1)
1Q21(1)
Salaries
Associate Benefits
Net Occupancy
Other Expense
CCHL

HIGHLIGHTS

- Continued control of expenses at Core CCBG - Q1 2021 expenses were flat versus Q4 2020 and Q1 2021
- Integration of CCHL late in 1Q.2020 added expenses, but greatly improved efficiency in mortgage banking business
- Initiatives in Motion *(See Slide 17 for Detail)*:
  - Banking Office Optimization
  - Process Improvement
  - Digital

(1) YTD - 03/01/2021
CCHL aquired on 03/01/2020

EXPENSE MANAGEMENT

Efficiency Initiatives in Motion

Banking Office Optimization	Process Improvement	Digital	Support Growth
Sale/Leaseback Reduce SF	Consolidate Platforms	Online Deposit Opening	Account Acquisition
Close/Sell	Electronic Documents	Virtual Tellers	Onboarding
Office/Market ROA Reviews	Eliminate Non-Value-Added Task	Mobile & Online	Client Profitability
		Digital Lending	Client Segmentation

EXPENSE MANAGEMENT

Investing in Technology

- **8:1 digital** client interactions to in-office transactions – February 2021
- **33%** of offices with **extended-hours Interactive Teller Machines**
- **49%** of offices offering **instant issue debit cards**
- **46% increase in mobile logins** from January 2018 to February 2021
- Major upgrade to end-to-end **online deposit account opening** – April 2021
  (the "end-to-end" is significant because it is common for banks to still require new clients to come in to sign the signature card or complete other docs)
- Opened **3rd digital office** (no teller line) – 4Q2020
- **Profitability analytics** provide an objective basis for pricing decisions and relationship-deepening insight – Q2 2021
- Continuous client experience measurement via voice of the client **touchpoint surveys** – go-live beginning Q2 2021

EFFECTIVELY DEPLOY CAPITAL

ORGANIC GROWTH	• Technology Investments • Leverage Infrastructure • Deepen Client Relationships
RETURN CAPITAL	• Dividend • Share Repurchase Program
LEVERAGE CAPITAL	• M&A Opportunities • Non-Bank Businesses

ACQUISITION OPPORTUNITY

PROFILE

- Banks with $100-500M Assets
  ~250 Total Banks
- TBV Pricing Attractive

TARGETS

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Jacksonville
Mobile
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2021 FOCUS

BROADER BASED LOAN GROWTH	• Small Business, Commercial Real Estate, Residential Real Estate, Construction Real Estate, WCF/ABL, Participations/Pools, Market Expansion
IMPLEMENT FEE INCOME INITIATIVES	• Checking Account Acquisition, and Strategies to Drive Interchange Revenues • Deepen/Cross-Sell Relationships
EVALUATE ACQUISITION OPPORTUNITIES	• Evaluate Both Bank and Non-Bank Opportunities

WHY CCBG?

- Florida is Growing
- Stable Markets
- Strong Deposit Franchise
- Asset Sensitive Balance Sheet
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
- Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group®



APPENDIX

Capital City Bank Group

QUARTERLY RESULTS



0.90
0.75
0.60
0.45
0.30
0.15
0.00
1Q18*
2Q18*
3Q18*
4Q18**
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
0.34
0.41
0.35
0.42
0.35
0.50
0.50
0.55
0.38
0.57
0.44
0.62
0.50
0.73
0.51
0.66
0.25
0.58
0.55
0.84
0.62
0.90
0.46
0.74
0.56
0.66
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

*Includes Tax Benefits $0.09, $0.08, and $0.02 per share for 1Q, 2Q, and 3Q respectively related to 2017 Plan Year Pension contributions
**Includes Tax Benefit of $0.02 per share related to a premises cost segregation analysis
(1) Adjusted Non-GAAP; See Appendix for Reconciliation

FIRST QUARTER 2021

(Dollars in thousands)	1Q.2021 Core CCBG	1Q.2021 CCHL	4Q.2020 Core CCBG	4Q.2020 CCHL	$ Change Core CCBG	% Change Core CCBG
Net Interest Income	24,652	(154)	24,930	43	(278)	-1.1%
Provision for Credit Losses	(982)	-	1,342	-	(2,324)	-173.2%
Deposit Fees	4,271	-	4,713	-	(442)	-9.4%
Bank Card Fees	3,618	-	3,462	-	156	4.5%
Wealth Management Fees	3,090	-	3,069	-	21	0.7%
Mortgage Banking Fees	279	16,846	302	17,409	(23)	-7.6%
Other	1,296	426	1,205	363	91	7.6%
Total Noninterest Income	12,554	17,272	12,751	17,772	(197)	-1.5%
Salaries	12,171	10,276	12,384	10,398	(213)	-1.7%
Other Associate Benefits	3,396	221	3,740	200	(344)	-9.2%
Total Compensation	15,567	10,497	16,124	10,598	(557)	-3.5%
Occupancy, Net	5,106	861	5,056	920	50	1.0%
Other	7,344	1,101	6,899	1,751	445	6.5%
Total Noninterest Expense	28,017	12,459	28,079	13,269	(62)	-0.2%
Operating Profit	10,171	4,659	8,260	4,546	1,911	23.1%
Income Taxes	2,262	525	2,277	556	(15)	-0.7%
Net Income (Before CCHL)	7,909	4,134	5,983	3,990	1,926	32.2%
CCHL 51% Interest, net of tax	1,597	1,597	1,762	1,762	(165)	-9.4%
CCBG Consolidated Net Income	9,506	-	7,746	-	1,760	22.7%
CCBG Consolidated Diluted EPS	0.47	0.09	0.36	0.10	0.11	31.8%
	0.56		0.46			

HIGHLIGHTS

- Return on assets of 1.01% and return on equity 11.81%
- Diversified revenue and strong balance sheet continue to buffer impact of pandemic and lower interest rates
- Strong performance by Capital City Home Loans ("CCHL") contributed $0.09/ share
- 4% year-over-year increase in other fee revenues (bankcard and wealth management)
- Credit quality remains strong with no significant problem loan migration
- 98% of COVID loan extensions in 2020 have resumed payments.
- SBA PPP Round 2 loan originations of $65 million

SUPPORTING OUR CLIENTS

LOAN EXTENSIONS - COVID-19

At March 31, 2021	Number of Loans	Loan Amount *($ in thousands)*	% of Loans Extended	
			Number of Loans	Loan Amount
Loans Extended	2,410	$333,424		
Loans Resuming Payments	(2,384)	$(327,870)	99%	**98%**
Loans Still on Extension	26	$5,554	1%	2%
% Total ($) Loans (Ex-SBA/PPP) Still on Extension		**0.30%**		

SBA-PPP RESULTS

- Funded 3,297 loans totaling **$256 million**
- **$208 million** balance at March 31, 2021
- Deferred loan fees of **$5 million** at March 31, 2021
- Average Loan Size was **$78,000**

FINANCIAL HIGHLIGHTS

Dollars in Thousands, except Earnings per Share	2015	2016	2017	2018	2019	2020	YTD 2021
Interest Income	$79,658	$81,154	$86,930	$99,395	$112,836	$106,197	$25,446
Interest Expense	3,307	3,189	3,948	6,891	9,493	4,871	948
Net Interest Income	76,351	77,965	82,982	92,504	103,343	101,326	24,498
Provision for Credit Losses	1,594	819	2,215	2,921	2,027	9,645	(982)
Noninterest Income	54,091	53,681	51,746	51,565	53,053	111,165	29,826
Noninterest Expense	115,273	113,214	109,447	111,503	113,609	149,962	40,476
Income Taxes	4,459	5,867	12,203	3,421	9,953	10,230	2,787
Less: NCI	—	—	—	—	—	11,078	2,537
Net Income - Common	9,116	11,746	10,863	26,224	30,807	31,576	9,506
Diluted Earnings Per Share - Common	.53	.69	.64	1.54	1.83	1.88	.56
Ratios							
Return on Average Assets	.34%	.43%	.39%	.92%	1.03 %	.93%	1.01 %
Return on Average Equity	3.31	4.22	3.83	8.89	9.72	9.36	11.81
Net Interest Margin	3.31	3.25	3.37	3.64	3.85	3.30	2.85
Net Charge-offs to Average Loans	.35	.09	.14	.12	.13	.12	(.10)
Efficiency Ratio (FTE)	87.94	85.34	80.50	77.05	72.40	70.43	74.36
Dividend Payout Ratio	24.53	24.64	37.50	20.78	26.23	30.32	26.42

FINANCIAL HIGHLIGHTS

As of Period-End *Dollars in Thousands*	2015	2016	2017	2018	2019	2020	1Q21
Investments	$638,920	$700,099	$697,590	$663,477	$643,140	$494,809	$605,354
Loans Held for Investment	1,492,275	1,561,289	1,653,492	1,774,225	1,835,929	2,006,426	2,057,727
Total Assets	2,797,860	2,845,197	2,898,794	2,959,183	3,088,953	3,798,071	3,929,884
Noninterest Bearing Deposits	758,283	791,182	874,583	947,858	1,044,699	1,328,809	1,473,891
Interest Bearing Deposits	1,544,566	1,621,104	1,595,294	1,583,998	1,600,755	1,888,751	1,884,217
Total Deposits	2,302,849	2,412,286	2,469,877	2,531,856	2,645,454	3,217,560	3,358,108
Capital	274,352	275,168	284,210	302,587	327,016	320,837	324,426
Ratios							
Risk Based Capital	17.25%	16.28%	17.10%	17.13%	17.90%	17.30%	17.20%
Tangible Equity	6.99	6.90	7.09	7.58	8.06	6.25	6.13
Nonperforming Loans to Loans HFI	.69	.54	.43	.39	.24	.29	.26
Reserve to Loans (ex. SBA PPP)	.93	.86	.80	.80	.75	1.30	1.19
Reserve to Nonperforming Loans	135.40	157.40	185.87	206.79	310.99	405.66	410.78

MARKET DEMOGRAPHIC

ANCHOR AND SMALL-TOWN AMERICA MARKETS MORE STABLE AND PREDICTABLE.

	Population Growth Rate		Household	
	2010-2021	2021-2026	Median Income 2021	Projected Change 2021-2026
Tallahassee MSA	7.4%	4.0%	$56,220	9.6%
CCBG Florida Markets	13.4%	4.7%	$54,095	8.1%
Florida	16.5%	5.9%	$61,374	11.3%
US	7.2%	2.9%	$67,761	9.0%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

DEPOSIT MARKET SHARE

State	Number of Offices	CCBG Deposits in Market ($000)*	Percent of Total CCBG Franchise	Ranking: Counties with 2020 Market Share in Top 4	Deposit Market Share**
Florida	47	$2,608,562	86.99%	12 of 18	7.51%
Georgia	8	$354,608	11.83%	2 of 4	5.54%
Alabama	2	$35,393	1.18%	–	9.63%
TOTALS	**57**	**$2,998,563**	**100.00%**	–	

- Market Share Gives Pricing Leverage
- Keeps Cost of Funds Low
- Organic Growth Going Forward

** Sources: SNL Balances as of 6/30/2020*
*** CCBG Aggregate Market Share for Counties Where CCBG Has a Market Share of >.50%.*

NON-GAAP FINANCIAL MEASURES

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2015	2016	2017	2018	2019	2020	1Q21
TANGIBLE COMMON EQUITY RATIO								
Shareowners' Equity (GAAP)		$274,352	$275,168	$284,210	$302,587	$327,016	$320,837	$324,426
Less: Goodwill (GAAP)		$84,811	$84,811	$84,811	$84,811	$84,810	$89,095	$89,095
Tangible Shareowners' Equity (non-GAAP)	A	$189,541	$190,357	$199,399	$217,776	$242,206	$231,742	$235,331
Total Assets (GAAP)		$2,797,860	$2,845,197	$2,898,794	$2,959,183	$3,088,953	$3,798,071	$3,929,884
Less: Goodwill (GAAP)		$84,811	$84,811	$84,811	$84,811	$84,810	$89,095	$89,095
Tangible Assets (non-GAAP)	B	$2,713,049	$2,760,386	$2,813,983	$2,874,372	$3,004,143	$3,708,976	$3,840,789
Tangible Common Equity Ratio	A/B	6.99%	6.90%	7.09%	7.58%	8.06%	6.25%	6.13%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2018	2019	2020	YTD 2021
PRE-TAX PRE-CREDIT COSTS Per Diluted Share					
Income Before Income Taxes (GAAP)		$29,645	$40,761	$41,806	12,548
Plus: Provision for Loan Losses (GAAP)		$2,921	$2,027	$9,645	(982)
Plus: Other Real Estate Owned Expense (GAAP)		$(442)	$545	$104	$(118)
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$32,124	$43,333	$51,555	$11,448
Average Diluted Common Shares (GAAP)	B	17,072	16,827	16,822	16,862
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$1.88	$2.58	$3.06	.68

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com